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                                                                  EXHIBIT 99.237



                    ELECTRIC UTILITY INDUSTRY RESTRUCTURING:
                         INSTITUTIONAL, ENGINEERING AND
                                ECONOMIC ISSUES




                             Dariush Shirmohammadi

                                ----------------
                                SHIR CONSULTANTS
                                ----------------
                    Shir Power Engineering Consultants, Inc.
                           San Ramon, California, USA





                         Presentation to Ontario Hydro
                            Toronto, Ontario, CANADA
                                May 30-31, 1996
                             (c) Copyright Reserved

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                                   OBJECTIVE
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o    Provide a broad summary all the important issues related to the electric utility restructuring

o    Will have a technical/engineering slant

o    Will not cover retail issues

o    Some information on proposed systems may be slightly out-of-date

o    Modified agenda

o    Will not cover restructuring plan(s) in Ontario

o    Will address questions during the seminar or later in writing

o    A catalyst for transfer of knowledge within the organization

o ALL VIEWS PRESENTED HERE ARE THOSE OF SHIR CONSULTANTS AND NOT NECESSARILY SHARED BY THE SPONSORS OF THIS TRAINING SEMINAR.




(C) Shir Consultants                                                           2
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                                    OUTLINE
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o    Background on Restructuring

o    Review of Restructuring in Related Industries

o    Review of Restructuring in Electric Power Industry Worldwide

o    FERC Rule on Open Access

o    Regional Transmission Groups

o    Open Access Same-time Information System (OASIS)

o    Impact of restructuring on planning and operations

o    Overview of some existing and emerging analytical tools

o    Transmission Pricing



(C) Shir Consultants                                                           3